UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2021

WASHINGTON PRIME GROUP INC.
WASHINGTON PRIME GROUP, L.P.
(Exact name of Registrant as specified in its Charter)

Indiana Indiana	001-36252 333-206500-01	46-4323686 46-4674640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 East Broad Street	Columbus	Ohio	43215
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

N/A
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WPG	New York Stock Exchange
7.5% Series H Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRH	New York Stock Exchange
6.875% Series I Cumulative Redeemable Preferred Stock, par value $0.0001 per share	WPGPRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 15, 2021, Washington Prime Group, L.P. (“WPG L.P.”), the operating partnership of Washington Prime Group Inc. (the “Company”), elected to withhold an interest payment of $23.2 million due on February 15, 2021 with respect to WPG L.P.’s outstanding Senior Notes due 2024 (the “Notes”). Under the indenture governing the Notes, WPG L.P. has a 30-day grace period to make the interest payment before such non-payment constitutes an “event of default” with respect to the Notes. If an “event of default” should occur, the trustee or the holders of at least 25% of the Notes could accelerate the outstanding indebtedness due under the Notes, making such indebtedness due and payable, which would result in a cross-default with respect to some of WPG L.P.’s or the Company’s other indebtedness.

WPG L.P. has engaged Kirkland & Ellis LLP as legal counsel and Guggenheim Securities, LLC as investment banker to assist the Company and its subsidiaries with respect to their continuing discussions with certain counter parties as well as other lenders within the Company’s capital structure. The Company intends to use the aforementioned 30-day grace period to further said discussions. The Company expects to continue to operate in the ordinary course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2021		Washington Prime Group Inc.

	By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer

Washington Prime Group, L.P. By: Washington Prime Group Inc., its sole partner.

By:	/s/ Mark E. Yale
Mark E. Yale
Executive Vice President and Chief Financial Officer